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                                                                    EXHIBIT 99.5

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Arrow-Magnolia International, Inc.


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                      KPMG LLP


Dallas, Texas
August 2, 2000